UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2023, Elanco Animal Health Incorporated (the “Company”), solely in its role as performance guarantor, Elanco SPEAR LLC, as Borrower (the “Borrower”), and Elanco US Inc., as servicer (“Elanco US”), entered into a Receivables Loan Agreement dated as of August 3, 2023 with Coöperatieve Rabobank U.A., New York Branch (“Rabobank”), as Administrative Agent, and the lenders from time to time party thereto (the “Agreement”), relating to the Company’s new accounts receivable securitization facility (the “Receivables Securitization Facility”). The Agreement provides for, among other things, that Elanco US will transfer customer receivables originating in the United States to the Borrower on a recurring basis, and the Borrower in turn will pledge the receivables as collateral for the loans made by Rabobank. The Company’s obligation as a performance guarantor is only of the performance of Elanco US, and not the performance of the Borrower or the debt. The Receivables Securitization Facility (a) has a borrowing capacity of $300 million, (b) has a term of three years, and (c) is subject to customary representations, warranties and indemnification provisions. The interest rate on borrowings under the Receivables Securitization Facility is at Term SOFR plus a margin. There is also a commitment fee the Borrower is required to pay on any unused portion of the facility.

The foregoing summary of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 2.02	Results of Operations or Financial Condition.

Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release, dated August 7, 2023, announcing the results of operations for the fiscal quarter ended June 30, 2023 and guidance for the third quarter and full year of 2023, for the Company.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 .

The disclosure set forth in Item 1.01 with respect to the Receivables Securitization Facility is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

10.1	Receivables Loan Agreement among Elanco SPEAR LLC, Elanco US Inc., The Various Lenders and Lender Agents from Time to Time Party Thereto and Coöperatieve Rabobank U.A., New York Branch, dated as of August 3, 2023
99.1	Press Release issued by Elanco Animal Health Incorporated dated August 7, 2023
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELANCO ANIMAL HEALTH INCORPORATED

Date: August 7, 2023	By:	/s/ Todd Young
Name: Todd Young
Title: Executive Vice President and Chief Financial Officer